UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 4, 2014

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-33796	26-0630461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas Suite 2902 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 454-3759

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On June 4, 2014 the registrant issued a press release announcing its dividend declaration for the second quarter of 2014 and continuation of its dividend program through the third and fourth quarter of 2014.  The Company also announced its estimated book value as of March 31, 2014.   A copy of the press release is furnished as Exhibit 99.1 to this report.

The registrant posted supplemental financial information on the Investor Relations section of its website (www.chimerareit.com).  A copy of the supplemental financial information is furnished as Exhibit 99.2 to this report and incorporated herein by reference.

Item 8.01.	Other Events

The registrant expects to file its first quarter 2014 Form 10-Q no later than mid-July 2014 and second quarter 2014 Form 10-Q in August 2014.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

99.1	Press Release, dated June 4, 2014, issued by Chimera Investment Corporation.

99.2	Supplemental Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimera Investment Corporation

		By:	/s/ Rob Colligan
			Name:	Rob Colligan
			Title:	Chief Financial Officer

Date:	June 4, 2014